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                                                                    Exhibit 99.1

                            [LOGO] BEHRINGER HARVARD
                                        FUNDS

                 INVESTING IN AMERICA'S COMMERICAL REAL ESTATE



                           FOR IMMEDIATE DISTRIBUTION


CONTACT:

COMPANY
M. Jason Mattox, Senior Vice President
Behringer Harvard REIT I, Inc.
(866) 655-3600
JMATTOX@BHFUNDS.COM


BEHRINGER HARVARD REIT I, INC. ACQUIRES HOUSTON OFFICE PROPERTY

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DALLAS, APRIL 27, 2004 - Behringer Harvard REIT I, Inc., one of the members of the funds family of Behringer Harvard Funds, announced today that it has acquired Enclave on the Lake, a six-story office building located in the Enclave, a prestigious 878-acre deed restricted corporate office park in the Energy Corridor of west Houston, Texas. The 171,090 square foot office building is 100% occupied by two leading offshore oilfield production, storage, and design engineering companies with long-term leases. The asset was acquired in conjunction with the Behringer Harvard Funds 1031 Tenant in Common Exchange Program; Behringer Harvard REIT I, Inc. acquired approximately 36% of the property at the sponsor level.

"This property is a great addition to the REIT's institutional asset portfolio," said Robert Behringer, the founder and CEO of Behringer Harvard Funds. "The property is fully leased under long-term leases and is located in a rare deed-restricted corporate office park in one of the tightest Class A real estate submarkets in Houston. These attributes should


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provide attractive total returns in the form of significant current yield with the potential for long-term capital appreciation."

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"We sell Behringer Harvard Funds equity securities through a growing network of independent broker dealers with thousands of registered representatives across the country," Mr. Behringer continued. "This broad exposure to the investing public allows those who understand the value of portfolio diversification through direct real estate ownership to participate in our unique family of real estate funds. Our increasing capital raise allows us to continue to add high quality properties to our funds' portfolios."

Behringer Harvard REIT I, Inc., is a publicly offered, finite-life, non-exchange traded real estate investment trust (REIT). It has a planned fund life of eight to twelve years and generally targets for investment institutional office buildings located in major metropolitan areas with significant current yield and the potential for additional capital appreciation. The fund is raising up to $880 million in its current public offering.

Behringer Harvard Funds is a national real estate investment fund sponsor offering a family of real estate funds to the public through the independent broker dealer community. Its three public funds offer their securities in best efforts public offerings. In addition to Behringer Harvard REIT I, Inc., these public funds include Behringer Harvard Short-Term Opportunity Fund I LP, which has a planned fund life of three to five years, targets for investment properties with more moderate current yield characteristics but with the potential for additional capital appreciation through repositioning and the use of leverage, and is raising up to $110 million in its current public offering, and Behringer Harvard Mid-Term Value Enhancement Fund I LP, which has a planned fund life of five to eight years, primarily targets office and office service center investments in central business districts and select higher barrier to entry suburban submarkets of mature metropolitan areas and is raising up to $440 million in it s current public offering. Behringer Harvard Funds also sponsors 1031 tenant in common offerings that invest in institutional quality commercial real estate.

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THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS RELATING TO THE BUSINESS AND
FINANCIAL OUTLOOK OF BEHRINGER HARVARD FUNDS, INCLUDING BEHRINGER HARVARD REIT I, INC., BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP, AND BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP WHICH ARE BASED ON OUR CURRENT EXPECTATIONS, ESTIMATES, FORECASTS AND PROJECTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED IN THESE FORWARD-LOOKING STATEMENTS AND YOU SHOULD NOT PLACE UNDUE RELIANCE ON ANY SUCH STATEMENTS. A NUMBER OF IMPORTANT FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS RELEASE. SUCH FACTORS INCLUDE THOSE DESCRIBED IN THE RISK FACTORS SECTIONS OF THE PROSPECTUSES FOR THE PUBLIC OFFERINGS OF EQUITY OF EACH OF BEHRINGER HARVARD REIT I, INC., BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP, AND BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP. FORWARD-LOOKING STATEMENTS IN THIS RELEASE SPEAK ONLY AS OF THE DATE ON WHICH SUCH STATEMENTS WERE MADE AND WE UNDERTAKE NO OBLIGATION TO UPDATE ANY SUCH STATEMENTS THAT BECOME UNTRUE BECAUSE OF SUBSEQUENT EVENTS. WE CLAIM THE SAFE HARBOR PROTECTION FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

For further information, contact Jason Mattox, at 866-655-3600.




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